PROSPECTUS SUPPLEMENT

March 7, 2025

for

THE GUARDIAN INVESTOR GROUP VARIABLE ANNUITY

Issued by The Guardian Insurance & Annuity Company, Inc.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1998, as amended, for The Guardian Investor Group Variable Annuity, variable annuity contract (the “Contract”) issued through The Guardian Separate Account D (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in the Prospectus.

NOTICE OF FUND SUBSTITUTION

On April 25, 2025 (the “Substitution Date”), in accordance with applicable law, GIAC and the Separate Account will substitute the following “Existing Funds” in which investment divisions (“subaccounts”) of the Separate Account currently invest with the corresponding “Replacement Funds” (the “Substitution”), as set forth in the table below:

Existing Fund	Replacement Fund
Gabelli Capital Asset Fund	Guardian All Cap Core VIP Fund
Victory RS Large Cap Alpha VIP Series (Class I)	Guardian Equity Income VIP Fund

Each Existing Fund will no longer be available as a variable investment option under the Contract after April 25, 2025.

The Replacement Funds are current variable investment options under the Contract.

On the Substitution Date, all subaccount units corresponding to shares of each Existing Fund will be replaced with subaccount units corresponding to shares of the applicable Replacement Fund. In addition, the Existing Funds will be replaced by their corresponding Replacement Funds within the allocations applicable to the enhanced benefit riders.

The Substitution will be effected at the relative net asset values of the Existing Funds’ and the Replacement Funds’ shares. Your Contract value immediately prior to the Substitution will equal your Contract value immediately after the Substitution. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The fees and charges under your Contract will not increase as a result of the Substitution. Your rights and the Company’s obligations under your Contract will not be altered in any way.

Please note the following information regarding your transfer rights:

For Contracts without enhanced benefit riders

•	From the date of this Supplement until the Substitution Date, you may transfer your Contract value allocated to a subaccount that invests in an Existing Fund to any other subaccount or fixed-rate option available under your Contract free of charge.

•	For 30 days following the Substitution Date, you may transfer your Contract value allocated to a subaccount that invests in a Replacement Fund to any other subaccount or fixed-rate option available under your Contract free of charge.

•	Such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under your Contract.

•	From the date of this Supplement until the Substitution Date, and for 30 days after the Substitution Date, except with respect to any market timing/short-term trading limitations as set forth in your Prospectus, GIAC will not exercise any rights reserved by it under the Contracts to impose additional restrictions on transfers between subaccounts.

•	On the Substitution Date, any Contract value remaining in a subaccount that invests in an Existing Fund will be automatically reallocated to the subaccount that invests in the corresponding Replacement Fund.

For Contracts with enhanced benefit riders

•	From the date of this Supplement until the Substitution Date, you may transfer the entire amount of your Contract value to any other allocation available under your enhanced benefit rider free of charge.

•	For 30 days following the Substitution Date, you may transfer the entire amount of your Contract value to any other allocation model available under your enhanced benefit rider free of charge.

•	Such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under your Contract. Please note, however, that the investment restrictions applicable to your enhanced benefit rider will continue to apply during the time periods referenced above.

•	From the date of this Supplement until the Substitution Date, and for 30 days after the Substitution Date, except with respect to any market timing/short-term trading limitations or limitations imposed by the enhanced benefit as set forth in your Prospectus, GIAC will not exercise any rights reserved by it under the Contract to impose additional restrictions on transfers between subaccounts under the Contract.

•	On the Substitution Date, the Replacement Funds will immediately replace the Existing Funds within all applicable allocation models. Any Contract value remaining in a subaccount that invests in an Existing Fund on the Substitution Date will be automatically reallocated to the subaccount that invests in the corresponding Replacement Fund.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in Good Order by mail to Talcott Resolution – Annuity Service Operations, Administrator for your Guardian Annuity Contract, P.O. Box 14293, Lexington, KY 40512-4293 (regular mail) or Talcott Resolution – Annuity Service Operations, Administrator for your Guardian Annuity Contract, 6716 Grade Ln., Building 9, Suite 910, Louisville, KY 40213 (overnight mail), or by calling 1-800-830-4147.

If your Contract value is automatically transferred on the Substitution Date, you will receive a confirmation showing the transfer of your Contract value from each subaccount that invests in an Existing Fund to the subaccount that invests in the corresponding Replacement Fund. Due to the difference in unit values, the number of units you receive in the subaccount investing in the Replacement Fund will be different from the number of units you held in the subaccount investing in the corresponding Existing Fund.

A summary prospectus for each Replacement Fund accompanies this Supplement.

Further, certain administrative programs will be impacted by the Substitution. Specifically:

•	Dollar Cost Averaging (“DCA”) and Automatic Portfolio Rebalancing (“APR”): If you are enrolled in a DCA program or APR that includes an Existing Fund, you may terminate your current allocation instructions and provide new allocation instructions at any time. If you do not provide new allocation instructions prior to the Substitution Date, your enrollment will automatically be updated to replace each subaccount that invests in an Existing Fund with the subaccount that invests in the corresponding Replacement Fund at the close of business on the Substitution Date.

•	Premium Allocation Instructions: If you have premium allocation instructions on file that include an Existing Fund, you may change those allocation instructions by providing new allocation instructions at any time. If you do not provide new allocation instructions prior to the Substitution Date, your premium allocation instructions on file will automatically be updated to replace each subaccount that invests in an Existing Fund with the subaccount that invests in the corresponding Replacement Fund at the close of business on the Substitution Date.

•	Automated Alert Program: If you have any Automated Alerts on file that include an Existing Fund, you may change those Automated Alerts by providing new instructions at any time. If you do not provide new instructions prior to the Substitution Date, your Automated Alert instructions on file will automatically be updated to replace each subaccount that invests in an Existing Fund with the subaccount that invests in the corresponding Replacement Fund at the close of business on the Substitution Date.

Except as set forth herein, all other provisions of the prospectus noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.